TAX, CIVIL AND LABOR CLAIMS AND CONTINGENT ASSETS	12 Months Ended
Dec. 31, 2023
TAX, CIVIL AND LABOR CLAIMS AND CONTINGENT ASSETS
TAX, CIVIL AND LABOR CLAIMS AND CONTINGENT ASSETS

NOTE 19 — TAX, CIVIL AND LABOR CLAIMS AND CONTINGENT ASSETS

The Company and its subsidiaries are party in judicial and administrative proceedings involving tax, civil and labor matters. Based on the opinion of its legal advisors, Management believes that the provisions recorded for these judicial and administrative proceedings is sufficient to cover probable and reasonably estimable losses from unfavorable court decisions and that the final decisions will not have significant effects on the financial position, operational results and liquidity of the Company and its subsidiaries.

For claims whose expected loss is considered probable, the provisions have been recorded considering the judgment of the Management of the Company with the assistance of its legal advisors and the provisions are considered enough to cover expected probable losses. The provisions balances are as follows:

I) Provisions

	2023	2022
a) Tax provisions	1,737,984	1,530,040
b) Labor provisions	413,179	463,452
c) Civil provisions	34,662	32,511
	2,185,825	2,026,003

a) Tax Provisions

Tax provisions refer mainly to discussions related to ICMS, IPI, Income tax and social contribution, social security contributions, offsetting of PIS and COFINS credits and incidence of PIS and COFINS on other revenues.

b) Labor Provisions

The Company is party to a group of individual and collective labor and/or administrative lawsuits involving various labor amounts and the provision arises from unfavorable decisions and/or the probability of loss in the ordinary course of proceedings with the expectation of outflow of financial resources by the Company.

c) Civil Provisions

The Company is party to a group of civil, arbitration and/or administrative lawsuits involving various claims and the provision arises from unfavorable decisions and/or probable losses in the ordinary course of proceedings with the expectation of outflow of financial resources for the Company.

The changes in the tax, civil and labor provisions are shown below:

	2023	2022	2021
Balance at the beginning of the year	2,026,003	1,741,026	1,172,511
(+) Additions	208,219	385,662	801,412
(+) Interests	157,227	194,170	42,435
(-) Payments and reversal of accrued amounts	(205,202)	(293,536)	(276,251)
(+) Foreign exchange effect on provisions in foreign currency	(422)	(1,319)	919
Balance at the end of the year	2,185,825	2,026,003	1,741,026

II) Contingent liabilities for which provisions were not recorded as of December 31,2023

Considering the opinion of legal advisors and management’s assessment, contingencies listed below have the probability of loss considered as possible (but not likely) and due to this classification, accruals have not been made in accordance with IFRS Accounting Standards.

a) Tax contingencies

a.1) The Company and its subsidiaries Gerdau Aços Longos S.A. and Gerdau Açominas S.A. have lawsuits related to the ICMS (state VAT) which are mostly related to credit rights and rate differences, whose demands totaled R$ 603,926 (R$ 559,076 as of December 31, 2022).

a.2) The Company and certain of its subsidiaries in Brazil are parties to claims related to: (i) Imposto sobre Produtos Industrializados - IPI, substantially related to IPI credit on inputs, whose demands total the updated amount of R$ 465,843 (R$434,095 as of December 31,2022);(ii) PIS and COFINS, substantially related to disallowance of credits on inputs totaling R$ 1,991,993 (R$ 1,646,717 as of December 31, 2022), (iii) social security contributions in the total of R$ 145,786 (R$ 139,219 as of December 31, 2022) and (iv) other taxes, whose updated total amount is currently R$ 641,405 (R$ 732,283 as of December 31, 2022).

a.3) The Company and its subsidiary Gerdau Aços Longos S.A. are parties to administrative proceedings related to Withholding Income Tax, levied on interest remitted abroad, linked to export financing formalized through “Prepayment of Exports Agreements “(PPE) or” Advance Export Receipt “(RAE), in the updated amount of R$ 1,533,806 (R$ 1,719,027 as of December 31, 2022), of which: (i) R$ 824,113 (R$ 1,069,274 as of December 31, 2022) correspond to five lawsuits of the subsidiary Gerdau Aços Longos S.A. that are processed in the administrative sphere where, currently, four lawsuits are at the first instance of the Administrative Board of Tax Appeals (CARF) awaiting the judgment of the Voluntary Appeals filed by the Company and one lawsuit that is in the Superior Chamber of Tax Appeals (CSRF) of CARF, for judgment of the Special Appeal filed by the Company; and (ii) R$ 709,693 (R$ 649,753 as of December 31, 2022) correspond to three lawsuits of subsidiary Gerdau S.A., of which two processes are in the Superior Chamber of Tax Appeals (CSRF) of CARF, for judgment of Special Resources and Appeal filed, and one lawsuit that is currently at the Administrative Board of Tax Appeals (CARF) for judgment of the Voluntary Appeal filed by the Company.

a.4) The Company is party to administrative proceedings related to goodwill amortization pursuant to articles 7 and 8 of Law 9,532/97, from the basis of calculation of Income Tax (IRPJ) and Social Contribution (CSLL), resulting from a corporate restructuring started in 2010. The updated total amount of the assessments is R$ 546,859 (R$ 513,287 as of December 31, 2022), of which: (i) R$ 29,787 (R$ 27,325 as of December 31, 2022) corresponds to a process in which the opposite Declaration Embargoes were rejected against the decision that granted the official appeal in favor of the National Treasury, and the Special Appeal filed by the Company is pending of judgment; (ii) R$ 253,779 (R$ 234,846 as of December 31, 2022) correspond to a lawsuit in which the Company had its Voluntary Appeal granted at the Administrative Board of Tax Appeals (CARF),pending analysis of the Special Appeal filed by the National Treasury Attorney’s Office;(iii) R$ 82,913 (R$ 86,237 as of December 31, 2022) correspond to a lawsuit in which the Company had its challenge partially provided and filed a Voluntary Appeal with the Administrative Board of Tax Appeals (CARF), recently upheld, pending analysis of the Special Appeal filed by the National Treasury Attorney’s Office; and (iv) R$ 180,380 (R$ 164,879 as of December 31, 2022) correspond to a lawsuit whose Opposition presented by the Company was partially accepted by the Federal Revenue Judgment Office (DRJ), with the Voluntary Appeal lodged pending of judgment at the Administrative Board of Tax Appeals (CARF).

a.5) Gerdau S.A. (as successor of Gerdau Aços Especiais S.A.) and its subsidiary Gerdau Internacional Empreendimentos Ltda. – Grupo Gerdau are parties to judicial proceedings relating to IRPJ — Income Tax and CSLL — Social Contribution, in the current amount of R$ 1,430,407 (R$ 1,346,502 as of December 31, 2022). Such lawsuits relate to profits generated abroad, of which: (i) R$ 1,177,724 (R$ 1,107,520 as of December 31, 2022) corresponds to two lawsuits of the subsidiary Gerdau Internacional Empreendimentos Ltda. – Grupo Gerdau. One of the lawsuits is pending at the lower court, awaiting judgment of the Tax Enforcement Embargoes filed by the Company, and another is pending at the Federal Regional Court of the 4th Region, where the motion for clarification opposed against the decision that unanimously granted the appeal filed by Gerdau, to extinguish the Tax Execution and dismissed the Federal Government’s appeal, is pending of judgment;and (ii) R$ 252,683 (R$ 238,892 as of December 31, 2022) correspond to a lawsuit involving Gerdau S.A. (as successor of Gerdau Aços Especiais S.A.), in which the appeal lodged by the Federal Government against the judgment that upheld the Embargoes of Tax Enforcement opposed by the Company is pending of judgement.

a.6) Gerdau S.A. (by itself and as successor of Gerdau Aços Especiais S.A.) and its subsidiaries Gerdau Aços Longos S.A. and Gerdau Açominas S.A. are parties to administrative and judicial proceedings relating to the disallowance of goodwill amortization generated in accordance with Article 7 and 8 of Law 9,532/97, as a result of a corporate restructuring carried out in 2004/2005,regarding tax base of the Income tax - IRPJ and Social Contribution - CSLL. The updated total amount of the assessments amounts to R$ 7,882,203 (R$ 8,734,573 as of December 31, 2022), of which: (i) R$ 4,637,104 (R$ 5,755,883 as of December 31, 2022) correspond to four lawsuits of Gerdau S.A. (as successor of Gerdau Aços Especiais S.A.) and its subsidiaries Gerdau Aços Longos S.A. and Gerdau Açominas S.A.,in the phase of judicial collection, with the companies offering judicial guarantees, under precautionary measures, through Guarantee Insurance, and initiated the legal discussions of Embargoes to Execution, in the respective lawsuits, and in the Embargoes to Execution filed by Gerdau S.A. (as successor of Gerdau Aços Especiais S.A.), on April 8, 2021, in a judgment made at the Federal Regional Court of the 4th Region, the appeal filed by the National Treasury was dismissed, being pending of judgment the special and extraordinary appeals filed by the National Treasury; in the Embargoes to Execution filed by the subsidiary Gerdau Aços Longos S.A. (as successor of Gerdau Comercial de Aços S.A.), the appeal filed by the National Treasury is pending judgment in the Federal Regional Court of the 2nd Region; in the lawsuit of the subsidiary Gerdau Aços Longos S.A., on November 17, 17/2023, in a judgment held at the Federal Regional Court of the 2nd Region, the appeal filed by the National Treasury was dismissed, and the Embargoes for declaration filed by the National Treasury is pending of judgment. Also in this process, on November 30, 2023, the request for review of the registration as overdue debt was granted, causing the reduction of the amount of the debt required due to the exclusion of fines and, consequently, default interest and legal charge, pursuant to the provisions of § 9-A of article 25 of Decree No. 70,235/72 and article 15 of Law No. 14,689/2023; and also, the Embargoes of Tax Enforcement filed by the subsidiary Gerdau Açominas S.A. are awaiting judgment in the first instance; (ii) R$ 366,382 (R$ 344,171 as of December 31, 2022) corresponds to a lawsuit of the subsidiary Gerdau Aços Longos S.A., in which part of the debt whose administrative discussion has already ended and is under judicial discussion, and the appeal is pending of judgment by the Regional Federal Court of the 2nd Region filed by the National Treasury against the sentence that upheld the Embargoes to Execution and acknowledged the non-substantiation of the tax assessment; (iii) R$ 342,072 (R$ 319,983 as of December 31, 2022) corresponds to a lawsuit filed by the subsidiary Gerdau Aços Longos S.A., in which part of the debt whose administrative discussion has ended is under judicial discussion, in which is pending of judgment the appeal filed by the Company against the sentence that dismissed its Embargoes to Tax Enforcement; (iv) R$5,958 (R$ 5,597 as of December 31, 2022) corresponds to a lawsuit of the subsidiary Gerdau Aços Longos S.A., in which the administrative discussion has ended, and it is being processed in the lower court awaiting judgment in the Embargoes to Tax Enforcement filed by the Company; (v) R$ 96,280 (R$89,684 as of December 31, 2022) correspond to a lawsuit filed by the subsidiary Gerdau Aços Longos S.A., whose administrative discussion ended, and is currently under judicial discussion, in which are pending of judgement the appeals lodged by the parties against the sentence that upheld the Embargoes on Tax Execution; (vi) R$ 190,058 (R$148,032 as of December 31, 2022) corresponds to a lawsuit filed by Gerdau S.A. (as successor to Gerdau Aços Especiais S.A.), whose administrative discussion has ended, and which will be forwarded shortly for judicial collection and will be discussed in the context of Embargoes on Tax Execution to be opportunely opposed by the Company; (vii) R$ 208,449 (R$ 192,076 as of December 31, 2022) corresponds to a lawsuit filed by the subsidiary Gerdau Aços Longos S.A., which is at the Superior Chamber of Tax Appeals (CSRF) of CARF to judge the Special Appeals filed by the Company and the National Treasury; (viii) R$ 129,050 (R$ 119,305 as of December 31, 2022) corresponds to a lawsuit filed by Gerdau S.A. (as successor of Gerdau Aços Especiais S.A.), which is at the Superior Chamber of Tax Appeals (CSRF) of CARF for judgment of the Special Appeal filed by the Company; (ix) R$ 676,217 (R$ 623,485 as of December 31, 2022) correspond to a lawsuit filed by the subsidiary Gerdau Aços Longos S.A.,in which the Voluntary Appeal filed by the Company was partially granted, being pending of judgment the appeal filed by the Company at the CARF; (x) R$ 596,754 (R$ 547,501 as of December 31, 2022) pending before the first instance of the Administrative Board of Tax Appeals (CARF), which awaits judgment of the Voluntary Appeal filed by the Company; (xi) R$ 167,887 (R$ 155,962 as of December 31, 2022) corresponds to a lawsuit of the subsidiary Gerdau Aços Longos S.A., separated from the process mentioned in item “vii” above, and which is currently in the judicial collection phase, being pending of judgment the appeal filed against the judgment that dismissed the Embargoes to Tax Enforcement filed by the Company; and (xii) R$ 465,992 (R$ 432,894 as of December 31, 2022) corresponds to a lawsuit of the subsidiary Gerdau Aços Longos S.A., separated from the lawsuit mentioned in item “vii” above, and that it is currently in the judicial collection stage, pending judgment at the Federal Regional Court of the 2nd Region the appeals filed by the Company and the National Treasury against the sentence that upheld the Embargoes to Execution and recognized the non-substantiation of the credits object of the tax enforcement.

The Company’s tax advisors confirm that the procedures adopted by the Company regarding the tax treatment of profits earned abroad and the goodwill amortization, which led to the aforementioned lawsuits, have complied with the strict legality and, therefore, these lawsuits are classified as possible loss (but not likely).

On January 24, 2024, a proceeding was definitively archived regarding the investigations conducted by the Brazilian federal authorities and the judiciary branch on certain matters related to CARF proceedings and specific political contributions made by the Company. The Company previously disclosed that, in addition to its interactions with Brazilian authorities, it was providing information required by the U.S. Securities and Exchange Commission (“SEC”). The Company has since been informed by the SEC’s staff that it has closed its inquiry and therefore is not seeking any further information from the Company regarding these matters. Thus, the Company, its board members, executive officers, and former executive officers are not parties to ongoing criminal investigations, proceedings or lawsuits associated with such investigations.

b) Civil contingencies

b.1) A lawsuit arising from the request by two civil construction unions in the state of São Paulo alleging that Gerdau S.A. and other long steel producers in Brazil share customers, thus, violating the antitrust legislation. After investigations carried out by the Economic Law Department (SDE – Secretaria de Direito Econômico), the final opinion was that a cartel exists. The lawsuit was therefore forwarded to the Administrative Council for Economic Defense (CADE) for judgment, which resulted in a fine to the Company and other long steel producers, on September 23, 2005, an amount equivalent to 7% of gross revenues in the year before the Administrative Proceeding was commenced, excluding taxes (fine of R$ 245,070, updated by the judicial accountant on August 1, 2013 to R$ 417,820).

Two lawsuits challenge the investigation conducted by the Competition Defense System and its merits judgment, whose grounds are procedural irregularities, especially the production of evidence, based on an economic study, to prove the inexistence of a cartel. The Court, upon offer of bank guarantee letter, granted the suspension of the effects of CADE’s decision. Both actions were dismissed, and their respective appeals were also rejected by the Federal Regional Court of the 1st Region.

Against both decisions, appeals were lodged with the Superior Court of Justice and the Federal Supreme Court, after admissibility judgment, the appeal to the Superior Court of Justice was admitted and well as substitution of the guarantee offered by insurance guarantee in a decision of October 8, 2019.

In the same order in which the Vice president Judge gave suspensive effect to the Special Appeal, in order to change the guarantee, the Extraordinary Appeal was dismissed, on the grounds of violation of res judicata with recognized general repercussion. Against this decision, the Company filed an Internal Appeal for the TRF1 Plenary, which was dismissed.

According to the decision published on November 10, 2022,in a unanimous vote, the STJ annulled the fine and recognized that there was no due process of law, as CADE would have concluded without the necessary study of the market and the facts (Cf. STJ, REsp n.º 1.979.138 - DF (2021/0405949-3).

The STJ’s decision is subject to appeal by the Brazilian government and Gerdau will continue to seek all appropriate legal remedies to defend its rights.

The Company denies having been engaged in any type of anti-competitive conduct and it is certain that it has not practiced the conduct attributed to it, understanding shared by its legal consultants.

b.2) The Company and its subsidiaries are parties to other demands of a civil nature that collectively have a discussion amount of approximately R$ 595,649. For these demands, no accounting provision was recorded, since they were considered as possible losses, based on the opinion of its legal counsel.

c) Labor Contingencies

The Company and its subsidiaries are parties to other labor claims that together have an amount of approximately R$ 1,028,176 (R$ 820,032 as of December 31, 2022).For these claims, no accounting provision was made, since these were considered as possible losses, based on the opinion of its legal counsel.

III) Judicial deposits

The Company has judicial deposits related to tax, labor and civil lawsuits as listed below:

	2023	2022
Tax	1,828,611	1,603,136
Labor	56,640	67,911
Civil	178,819	154,852
	2,064,070	1,825,899

The balance of tax judicial deposits as of December 31, 2023 includes the amount of R$ 1,670,984 (R$ 1,504,984 as of December 31, 2022) which corresponds to judicial deposits made up to June 2017, referring to the same discussion on the inclusion of the ICMS in the tax base of PIS and COFINS and awaits termination of the lawsuits before the Brazilian courts in order to be returned to the Company.

The Company and its subsidiaries made judicial deposits and accounting provisions, which in turn were updated in accordance with the SELIC rate, which were referred to the unpaid amounts of PIS and COFINS since 2009, because the collection of which was fully suspended, due to the mentioned judicial deposits.

On March 15, 2017, the Brazilian Federal Supreme Court (STF — Supremo Tribunal Federal) ruled on a claim related to this matter, and by 6 votes to 4, concluded: “The ICMS does not comprise the tax base for PIS and COFINS assessment purposes”. The STF decision, in principle, affects all the nine judicial proceedings, due to its general repercussion. Eight of these lawsuits already have a final favorable decision, and the gain was recognized when the decision was final and unappealable, considering for the purposes of calculation the exclusion of the ICMS informed in the invoices, as recognized in the final and unappealable decisions, and is preparing the documents to carry out the qualification of its credit and be able to start the compensation procedures and/or have already qualified before the Federal Revenue Service of Brazil. It is important to note that the Company still has a lawsuit for repetition of undue payments, which is awaiting the respective final and unappealable decision. In this lawsuit the Company seeks the recognition of R$ 683 million (R$ 643 million, net of related expenses) referring to credits prior to the filing of the lawsuit.

On May 13, 2021, the Federal Supreme Court ruled the Embargoes for Declaration that the National Treasury Attorney’s Office had opposed, alleging that the Supreme Court’s decision was silent on certain points, and requesting the modulation of the effects of the decision. In that judgment, the STF accepted, in part, the Embargoes for Declaration, to modulate the effects of the judgment whose production took place after March 15, 2017 (date on which RE No. 574.706 was judged), except for lawsuits or administrative proceedings filed up to that date, and rejected the embargoes regarding the allegation of omission, obscurity or contradiction and, in the point related to the ICMS excluded from the calculation basis of the PIS-COFINS contributions, it signed the understanding that it is the ICMS informed in the invoice. After this judgment, the concept of virtually certain for the purposes of the entry of economic benefits and recognition of the asset and the corresponding gain started to be demonstrated. Thus, even though there was no final and unappealable decision on two lawsuits that were pending of judgment, the Company recognized in 2021, with sufficient reliability, the amounts of tax credits to which it is entitled, referring to credits prior to the filing of the lawsuits.

The amounts recognized in the Company’s results related to the recovery of credits arising from the ICMS in the tax base of PIS and COFINS lawsuits (net of related expenses) was R$ 1.2 billion in 2021, of which, R$ 393.3 million in the Other Operating Income line and R$ 788.7 million in the Tax Credits Monetary Update line.

Due to the economic moment strongly impacted by the pandemic caused by COVID-19, as well as the fact that the procedural legislation expressly provides the equivalence of cash and guarantee insurance, the subsidiary Gerdau Aços Longos S.A. requested the replacement of the amounts deposited by it over the years regarding the Inclusion of ICMS in the tax base of PIS and COFINS for a guarantee insurance presented by the Company, in the amount of R$ 1.7 billion, which complies with all the requirements established by the PGFN (Attorney General of the National Treasury) and can be converted into income at any time, ensuring that the Public Treasury receives all the amounts that may eventually be due at the end of the process.

In the lower court decision, therefore, there was a decision to release the funds deposited by the Company. The Public Treasury appealed to the Court and obtained a decision reversing the release of the amounts. The Company, then, filed a complaint to settle divergence between the decision handed down by Federal Judge, member of the 4th Specialized Panel of the Federal Regional Court of the 2nd Region, in the case files of process nº 50003743-37.2020.4.02.0000, and the jurisprudence of the Supreme Court (Theme nº 69). With an initially favorable injunction, the decision was later suspended to await the statement by the National Treasury regarding the fine for bad faith litigation applied to the Company. After the manifestation, which did not bring any additional element in relation to the fine for bad faith litigation applied, the Minister understood that the Complaint was not applicable due to the lack of exhaustion of ordinary channels.

The fine for bad faith litigation, applied due to the allegation of alleged attempt to mislead the Judiciary, was canceled by the Federal Regional Court of the 2nd Region, when it partially granted, unanimously, the interlocutory appeal filed by the Company. In December 2022, after judgment of the Declaration Embargoes opposed by the National Treasury, which upheld the favorable decision for the Company,the fine was definitively terminated.

In view of the final and unappealable decision with favorable merits decision confirmed on December 26, 2023, rendered in the main proceedings (0012235- 15.2009.4.02.5101) and the revocation of the suspensive effect previously granted to the National Treasury in case No. 5003743-37.2020.4.02.0000, the subsidiary Gerdau Aços Longos S.A. filed a request for provisional compliance with the judgment (assessed under No. 5100372-91.2023.4.02.5101/RJ), in which the request for withdrawal of the amounts deposited over the years dealing with the Inclusion of ICMS in the PIS and COFINS Calculation Base was granted, in the amount of R$ 1.6 billion, pending the final and unappealable decision for the withdrawal permits to be issued.

IV)  Eletrobras Compulsory Loan — Centrais Elétricas Brasileiras S.A. (Eletrobras)

The Compulsory Loan, instituted by the Brazilian government in order to expand and improve the energy sector of the country was charged and collected from industrial consumers with monthly consumption equal or greater than to 2000kwh through the “electricity bills” issued by the electric power distribution companies, was converted into credits to the taxpayers based on the annual value of these contributions made between 1977 and 1993. The legislation sets a maximum 20 years period to return the compulsory loan to the taxpayers, providing Eletrobras the possibility of anticipating this return through the conversion of those loans in shares of its own issuance.

Prior to the conversion of the credits into shares, those credits were monetary corrected through an indexer and quantifier, called Standard Unit (SU). However, the compulsory loan was charged to the companies in their monthly electricity bills, consolidated during the year, and only indexed by the SU in January of the following year, resulting in a lack of monthly monetary correction during the years of collection, as well as interest. This procedure imputed to taxpayers’ considerable financial losses, particularly during the periods when the monthly inflation rates stood at high levels. In order to claim the appropriate interest and monetary correction subtracted by the methodology applied by Eletrobras, the Company (understood to be legally entities existing at the time and that later became part of Gerdau S.A.) filed lawsuits claiming credits resulting from differences on the monetary correction of principal, interest, default interest and other accessory amounts owed by Eletrobras due to the compulsory loans.

The Company maintain lawsuits pending before the Judiciary, dealing with the subject, with final and unappealable decisions on the merits, favorable to the Company. Regarding one of these processes, involving Gerdau S.A. and its subsidiary Seiva SA – Florestas e Indústrias, on November 25, 2020 a decision was issued that ratified the expert report prepared by the court expert appointed by the Court, establishing the amount to be received in favor of the companies. This decision was maintained by the Court of Justice of the State of Rio de Janeiro in judgment on August 10, 2021, and on September 10, 2021, Eletrobras made the judicial deposit/payment of the amount of the sentence determined by the Judiciary Branch of the State of Rio January, duly increased by interests and loss charges. Thus, considering the current procedural stage, the Company concludes that said asset, until then treated as contingent, due to uncertainties as to the term, form and amount that would be effectively paid and currently defined, fulfilled the accounting characteristics related to the entry of economic benefits, pursuant to paragraph 35 of IAS 37, which implied the recognition by the Company, in the 3rd quarter of 2021, of gain in the statement of income in the amount of R$ 1,391,280, net of fees and related expenses. The Company clarifies that on December 21, 2021 the entire amount was deposited in the Company’s account, after the presentation of a guarantee insurance. The Company reinforces that the decision that fixed the amount due in favor of Gerdau was maintained in all instances of the Judiciary Branch of the State of Rio de Janeiro, having been rejected the request for suspension by the Superior Court of Justice – STJ; and that it takes care of definitive execution, based on a final judicial enforcement order, no longer subject to deconstitution of any nature before the Judiciary, leaving only appeals and measures with remote possibilities of acceptance, in view of its only delaying nature. In this sense, in a final judgment concluded on November 7, 2023, the First Chamber of Private Law of the Court of Justice of the State of Rio de Janeiro, unanimously, dismissed the appeal filed by Eletrobras against the decision that had rejected its challenge to compliance with the judgment.

The other lawsuits pending before the Judiciary, dealing with this subject, with final and unappealable decisions on the merits, favorable to the Company, total approximately R$ 73 million.

V) Other contingent assets

On February 2, 2023, Gerdau S.A. and its subsidiaries Gerdau Açominas S.A. and Gerdau Aços Longos S.A. were successful in a lawsuit of tax nature, regarding the right to PIS and COFINS credits on scrap purchases. Due to the final and unappealable decision of the court, which occurred on this date, Gerdau S.A. and its subsidiaries recognized a credit of R$ 845 million in the Other operating income line, credit of R$ 253 million in the Tax credits monetary update line and expenses of R$ 270 million in the Income and social contribution taxes line, resulting in a net credit of R$ 828 million (principal plus monetary update minus legal fees and taxes). This amount, until then disclosed as Other contingent assets, reached the level of virtually certain, resulting in the recognition of the asset in Tax credits, which is expected to be monetized within a period of up to 5 years.